Exhibit 10.2

Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into this 15th day of June, 2026, by and among WHITNEY AUTOMOTIVE GROUP, INC., a Delaware corporation (“WAG”), GO FIDO, INC., a Delaware corporation (“Go Fido”), and AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC., a Delaware corporation (“ASAPI”, and together with WAG and Go Fido, collectively, the “Debtors”, and each a “Debtor”), and FIRST BUSINESS SPECIALTY FINANCE, LLC, a Wisconsin limited liability company (the “Lender”).

RECITALS

A.        Carparts.com, Inc., a Delaware corporation (“Borrower”), and the Lender have entered into that certain Loan and Security Agreement dated June 15, 2026 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”).

B.         Each Debtor has executed and delivered, or may from time to time execute and deliver, a Continuing Guaranty (Unlimited) (each a “Guaranty”, and collectively, the “Guarantees”) in favor of the Lender pursuant to which each Debtor has guaranteed the payment and performance of the Obligations.

C.          It is a condition precedent to the obligations of the Lender under the Loan Agreement and the transactions contemplated thereby that the Debtors shall have executed and delivered this Agreement to Lender.

NOW, THEREFORE, for and in consideration of the extensions of credit made and to be made pursuant to the Loan Agreement and the mutual covenants and promises therein contained, which will materially benefit the Debtors, the Debtors hereby covenant and agree with the Lender as follows:

1.           DEFINITIONS.

1.1       Terms Defined in Loan Agreement.  Capitalized terms used in this Agreement but not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement.

1.2         Certain Terms.  When used herein, unless the context shall otherwise require, the following terms shall have the following meanings:

“Accounts” means and includes (i) all accounts, accounts receivable, lease receivables, notes receivable, payment intangibles, reimbursements, rights to reimbursement, refunds and other rights to the payment of any monetary obligation, whether now owned or hereafter received or acquired by or belonging or owing to each Debtor, (ii) all monies due or to become due to each Debtor under any contracts for the sale, lease, license or other disposition of goods and/or the performance of services (whether or not yet earned by performance) or connected with any other transaction, now in existence or hereafter arising, and (iii) all collateral security and guaranties given with respect to any of the foregoing.

“Account Debtor” means an “account debtor” as defined in Article 9 of the UCC and any Person obligated to any Debtor with respect to an Account or General Intangible.

“Collateral” means and includes the following items or types of personal property of each Debtor, whether now owned and existing or hereafter acquired or arising:

(i)           all Accounts;

(ii)          all chattel paper;

(iii)         all Contracts and Contract Rights;

(iv)         all deposit accounts;

(v)          all documents;

(vi)         all Equipment;

(vii)        all General Intangibles (including payment intangibles);

(viii)       all instruments, including certificates of deposit and promissory notes;

(ix)         all Inventory;

(x)          all investment property, including any securities, securities accounts or commodity accounts;

(xi)       all books, credit files, records, ledger cards, disks and related data processing software at any time evidencing or containing information relating to any of the foregoing or otherwise helpful in the collection thereof or realization thereon;

(xii)        all other assets and properties of each Debtor which constitute personal property or fixtures under the UCC; and

(xiii)       all proceeds and products of, and all replacements, additions, substitutions, accessories, appurtenances, and parts for, the items or types of collateral described above in subsections (i) through (xii), inclusive, whether now owned or hereafter acquired, including insurance proceeds.

“Contract Rights” means all rights of each Debtor arising under or relating to any existing or future Contract, including (i) all monies due and to become due under any Contract, (ii) any damages arising out of or for breach or default in respect of any such Contract, (iii) all other amounts from time to time paid or payable under or in connection with any such Contract, and (iv) the right of such Debtor to terminate any such Contract or to perform and to exercise all remedies thereunder, and all other rights arising under or relating to any such Contract.

“Contracts” means all contracts and agreements to which each Debtor is a party, including any and all residency agreements, occupancy agreements, management agreements, and service, supply or maintenance agreements.

“Equipment” means all equipment, machinery, appliances, beds, furniture and fixtures, wherever located, now owned or hereafter acquired by any Debtor or in which any Debtor now has or may hereafter acquire any right, title or interest, and any and all additions, substitutions and replacements thereof, together with all attachments, components, parts and accessories installed therein or affixed thereto.

“General Intangibles” means all general intangibles of each Debtor, of every nature, whether now existing or hereafter acquired or created, including all claims (including claims for income tax and other refunds), causes of action, choses in action, judgments, goodwill, condemnation awards and settlements, equity interests in partnerships, limited liability companies and joint ventures, and all Permits and Licenses.

“Indebtedness” means all liabilities, obligations, indebtedness, covenants and duties of the Debtors and the Borrower to the Lender arising under any Loan Document and whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising.  The foregoing includes, but is not limited to: (a) the payment and performance of the Obligations, (b) the payment and performance of all obligations and liabilities of the Debtors under the Guarantees, (c) each and every other debt, liability, and obligation of every type and description that any Debtor may now or at any time hereafter owe to the Lender under or in accordance with the Loan Documents (including, without limitation, the Guarantees), whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises under or is evidenced by this Agreement, the Loan Agreement, the Guarantees, or any other present or future instrument or agreement constituting a Loan Document or by operation of law in connection with any Loan Document, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, or joint and several, (d) all principal, interest and fees owing under the Loan Agreement and any Guaranty, including interest and fees that accrue after the commencement by or against any Borrower or Debtor of any proceeding under any bankruptcy or other debtor relief proceeding naming any Borrower or Debtor as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and (e) all other Obligations.

“Inventory” means all inventory, merchandise, supplies, supplies and instruments, materials, parts, goods and other items of personal property now or hereafter owned by each Debtor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Debtor’s business or the processing, packaging, delivery or shipping of the same, and all finished goods.

“Loan Document” means the Loan Agreement, this Agreement, the Notes, the Guarantees, the Collateral Agreements and any other document from time to time executed in connection therewith or herewith or related thereto or hereto, including any such agreements and documents executed in connection therewith or herewith.

“Permits and Licenses” means all permits, permits of approval, certificates, consents, franchises, concessions, approvals, authorizations, filings, registrations, contracts, operating contracts, licenses, rights to operate, franchise agreements and other approvals now or hereafter granted or issued to each Debtor with respect to the ownership, operation, maintenance and administration of its property or business.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Wisconsin; provided, however, that if by reason of mandatory provisions of Law, the perfection or the effect of perfection or non-perfection or priority of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Wisconsin, “UCC” shall also mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection, or priority of such security interest.

1.3       Terms Defined in UCC.  Unless the context otherwise requires, terms used herein that are defined in the UCC (such as the terms “accounts,” “chattel,” “contract rights,” “deposit accounts,” “equipment,” “fixtures,” “general intangibles,” “instruments,” “inventory,” “investment property,” “payment intangibles” and “proceeds”) have the respective meanings set forth therein.

1.4        Interpretation.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document, the following rules of interpretation shall apply: (i) all terms defined herein in the singular shall include the plural, as the context requires, and vice-versa; (ii) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (iii) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (iv) the term “or” is not exclusive; (v) the words “herein”, “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof; (vi) unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document (including any Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document); (vii) any reference herein to any person shall be construed to include such person's successors and assigns; and (viii) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law, and any reference to any statute or regulation shall, unless otherwise specified, refer to such statute or regulation as amended, modified or supplemented from time to time; and (ix) section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.  Further, to the extent there is any conflict between the terms of this Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

2.        GRANT OF SECURITY INTEREST.  As collateral security for the prompt payment and performance of the Indebtedness, each Debtor hereby grants to the Lender, a first priority, continuing security interest in, and assignment of, the Collateral owned by it.

3.           REPRESENTATIONS AND WARRANTIES. Each Debtor represents and warrants to the Lender that:

(a)       as of the date hereof, no financing statement (other than any which may have been filed on behalf of the Lender and as permitted by the Loan Agreement) covering any of the Collateral owned by such Debtor is on file in any public office;

(b)        each Debtor is and will be the lawful owner of all of the Collateral owned by it, free of all liens and claims whatsoever (unless such liens are permitted by the Loan Agreement), with full power and authority to execute this Agreement and to perform its obligations hereunder, and to subject the Collateral to the security interest hereunder;

(c)        all information with respect to the Collateral owned by such Debtor set forth on any schedule, certificate, appraisal or other writing at any time heretofore or hereafter furnished by such Debtor to the Lender, is and will be true and correct in all material respects as of the date furnished;

(d)         neither the execution and delivery of this Agreement, nor fulfillment nor compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, such Debtor's articles of organization or incorporation, operating agreement or bylaws or similar governing document, or any agreement, instrument, judgment, decree, statute, law, rule or regulation to which such Debtor is subject or by which the Collateral is bound or affected, or require any authorization, consent, approval or other action by, or notice to any governmental authority;

(e)         no consent or authorization of or filing with or other act by and in respect of any other person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

(f)         such Debtor has acquired or will acquire at appropriate times, and is in compliance in all material respects with the terms of, any and all permits, certificates, consents, franchises, concessions, licenses, authorizations and/or approvals, and has made all filings, registrations and notifications with or to any governmental authority or other person, which are necessary for the ownership, maintenance, use or operation of the Collateral owned by it, all of which are and shall remain valid and existing at all times; and

(g)        such Debtor's chief executive office is located at the address set forth on the signature page of this Agreement, and such Debtor agrees to provide the Lender at least thirty (30) days prior written notice of any relocation or change of its chief executive office.

4.         USE AND POSSESSION.  As long as no Event of Default has occurred and is continuing, each Debtor may have possession of the Collateral owned by it and use the same in any lawful manner not inconsistent with this Agreement, with any applicable law or with any policy of insurance on any of such Collateral.

5.         USE IN THE ORDINARY COURSE OF BUSINESS.  Until such time as the Lender shall notify any Debtor of the revocation of such power and authority because of the occurrence of an Event of Default (whether or not the Lender takes any other action or accelerates the Indebtedness), each Debtor may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Collateral held by it for such purpose, and use and consume, in the ordinary course of its business, any supplies, work in process or any other materials normally held by it for such purpose.

6.         COLLECTIONS BY LENDER.  The Lender may confirm and verify all Accounts in any manner, and each Debtor shall assist the Lender in so doing.  If an Event of Default or Liquidity Triggering Event has occurred and is continuing, the Lender may terminate each Debtor’s authority to make Collection at any time.  If an Event of Default or Liquidity Triggering Event has occurred and is continuing, the Lender may notify, or require each Debtor to notify, all of such Debtor’s Customers or any of them to make payment directly to Lender and Lender may enforce collection of, settle, compromise, extend or renew the indebtedness of any or all of such Debtor’s Customers without liability of any kind.  Until an (i) Event of Default, or (ii) Liquidity Triggering Event has occurred and is continuing and Debtor’s Customers are notified to make payment directly to Lender, Debtor, as agent of the Lender, shall make Collections on the Accounts.

7.         INVENTORY AND EQUIPMENT LOCATION.  No Debtor will remove or relocate any material Inventory or Equipment to any other location not listed on Schedule I hereof (other than Inventory in-transit in the ordinary course of business) (which shall be acceptable to the Lender in its sole discretion) without obtaining the Lender’s prior written consent and execute such financing statements as the Lender and its counsel deem necessary to perfect its security interest therein and, upon the Lender’s written request, use commercially reasonable efforts to deliver to Lender a bailee lien waiver in form and substance acceptable to Lender in accordance with the terms of the Loan Agreement.  The Debtors shall promptly notify the Lender of the occurrence of any event causing material loss or material depreciation in value (except for ordinary wear and tear) of any Inventory or Equipment and the amount of such loss or depreciation.

8.          COVENANTS OF DEBTOR.  Each Debtor will (i) upon written request of the Lender, execute such documents and instruments (and pay the cost of filing or recording the same or this Agreement in all public offices deemed necessary or appropriate by the Lender and its counsel in their sole discretion) and do such other acts, all as the Lender may from time to time request to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, except as otherwise set forth in this Agreement or as permitted under the Loan Agreement) to secure the payment of the Indebtedness; (ii) keep at each Debtor's chief executive office all records concerning Accounts and General Intangibles, which records will be of such character as will enable the Lender or its agents or designees to determine at any time the status thereof, (iii) furnish the Lender such information concerning the Debtor, the Collateral and the Account Debtors as the Lender may from time to time reasonably request; (iv) unless an Event of Default or Liquidity Triggering Event has occurred and is continuing, permit the Lender and its agents and designees no more than two (2) times annually to inspect the Inventory and Equipment, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor; (v) upon written request of the Lender, stamp on the Debtor's records concerning the Collateral, a notation, in form satisfactory to the Lender, of the security interest of the Lender hereunder; (vi) except as otherwise permitted in Section 5 above or as permitted by the Loan Agreement, not sell, lease, transfer or otherwise dispose of, assign or create or permit to exist any lien on or security interest in any Collateral to or in favor of anyone other than the Lender, except with the prior written consent of the Lender; (vii) at all times keep all Collateral insured against loss, damage, theft and other risks, in such amounts, with such companies, under such policies and in such form, which policies shall provide that loss thereunder shall be payable to the Lender as its interest may appear, and copies of such policies or certificates thereof shall, if the Lender so requests, be deposited with the Lender; (viii) keep all Equipment in good repair (ordinary wear and tear excepted) and practice preventative maintenance in accordance with industry standards thereon; (ix) not change the location of the Debtor's chief executive office or chief place of business without providing the Lender at least thirty (30) days prior written notice; and (x) reimburse the Lender for all expenses, including reasonable and documented out-of-pocket attorneys' fees and legal expenses, incurred by the Lender in seeking to collect or enforce any rights in the Collateral and to collect the Indebtedness and enforce its rights hereunder.

9.         REMEDIES.  Whenever an Event of Default shall have occurred and is continuing, whether any portion of the Indebtedness shall be immediately due and payable or not, as provided in the Loan Agreement, any Note, any Guaranty or this Agreement, the Lender may from time to time exercise any rights and remedies available to it hereunder or under applicable law.  The Debtors agree, upon the occurrence of an Event of Default and upon the request of the Lender, to assemble the Collateral, at the Debtors’ expense, at a convenient place acceptable to the Lender, and seek the appointment of a receiver to take possession of all or any part of the Collateral.  Without limiting the foregoing, upon the occurrence of an Event of Default, the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (a) enter upon any premises where any of the Collateral may be located and take possession of and remove all or any such items, (b) sell any or all of the Collateral free of all rights and claims of any Debtor therein and thereto at any public or private sale, and (c) bid for and purchase any of the Collateral at any such sale.  Each Debtor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies upon the occurrence of an Event of Default.  If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least 10 days before disposition, postage prepaid, addressed to a Debtor, at the address shown on the signature pages or at any other address of that Debtor appearing on the records of the Lender.  Any proceeds of any of the Collateral (including proceeds of collections by the Lender described in Section 6) shall be applied by the Lender to the payment of expenses incurred in connection with enforcing its rights or remedies with respect to the Collateral, including reasonable attorneys' fees and legal expenses, and toward the payment of such of the Indebtedness, in each case in such manner and in such order of application as the Lender may from time to time elect.

10.        REIMBURSEMENT OF LENDER.  Upon the occurrence of an Event of Default, the Lender may from time to time, at its option, (i) perform any agreement, obligation or covenant of a Debtor hereunder which the Debtor shall fail to perform, and (ii) take any other action which the Lender deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and each Debtor agrees to forthwith reimburse the Lender for all reasonable, documented out-of-pocket attorneys’ fees and expenses of the Lender in connection with the foregoing, together with interest thereon at the default rate of interest set forth in the Loan Agreement from the date of notice thereof to the Debtor until the Lender is fully reimbursed by the Debtor.

11.         LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

(a)         From and after the date of this Agreement and until the Indebtedness is paid in full, and if an Event of Default has occurred and is continuing, each Debtor irrevocably constitutes and appoints the Lender, with full power of substitution, as its full and lawful attorney‑in‑fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name from time to time in the Lender's discretion, for the purposes of carrying out this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement; and, without limiting the generality of the foregoing, each Debtor hereby gives the Lender the power and right on behalf of the Debtor, without notice to or assent by the Debtor, to do the following to the extent permitted by applicable law:

(i)         To take possession of and endorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of money due under or with respect to any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such monies due or with respect to such Collateral whenever payable; and

(ii)          To direct any party liable for any payment under any of the Collateral to make payment of any and all monies due or to become due thereunder directly to the Lender, or as the Lender shall direct; to ask for or demand, collect, receive payment of and receipt for, any and all monies, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; to assign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against the Debtor, assignments, verifications, notices and other documents in connection with any of the Collateral; to commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; and to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate.

All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law.  This power of attorney is a power coupled with an interest and shall be irrevocable while any of the Indebtedness shall remain unpaid.

(b)      Each Debtor also authorizes the Lender to execute, in connection with any sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(c)        The powers conferred on the Lender hereunder are solely to protect the Lender's interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers.  The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees, shareholders, insurers or agents shall be responsible to any Debtor for any act or failure to act hereunder.

12.        NOTICES.  Any notice required to be given to any party hereunder must be in writing delivered to each party at the address for such party set forth below.  Each such notice will be deemed given or made as follows:  (a) if sent by hand delivery or overnight courier, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; (c) if sent by telecopy, upon receipt; and (d) if sent by electronic mail, upon sender’s receipt of an acknowledgment from the intended recipient (such as by “return receipt requested” function, as available, return email or other written acknowledgment):

If to Lender:	First Business Specialty Finance, LLC
401 Charmany Drive
Post Office Box 44961
Madison, Wisconsin 53744-4961
Facsimile:  (608) 232-5985

If to Debtor:	Whitney Automotive Group, Inc.
Go Fido, Inc.
Automotive Specialty Accessories and Parts, Inc.
4910 Airport Plaza Dr, Suite 300,
Long Beach, CA 90815

13.       NO WAIVER.  No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

14.        DEPOSITS; SETOFF.  Regardless of the adequacy of any other Collateral held by the Lender, any deposits or other sums credited by or due from the Lender to a Debtor shall at all times constitute collateral security for the Indebtedness and may be set off against the Indebtedness.  The rights granted in this Section shall be in addition to the rights of the Lender under any statutory banker's lien or common law right of setoff.

15.        APPLICATION OF PAYMENTS.  Upon the occurrence of an Event of Default, all payments received by the Lender in respect of the Indebtedness, whether from the Borrower, the Debtors or any other Person, recoveries upon any portion of any collateral security or otherwise, may be applied by the Lender to any liabilities, obligations or indebtedness included in the Indebtedness selected by the Lender in its sole and exclusive discretion.

16.       AMENDMENTS AND MODIFICATIONS.  No amendment to any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Lender and the Debtors and then any such amendment shall be effective only in the specific instance and for the specific purpose for which given. No modification or waiver of, or consent with respect to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Lender, and then any such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

17.       CHOICE OF LAW.  This Agreement shall be construed in accordance with and governed by the laws of the State of Wisconsin (without regard to its principles of conflicts of laws).

18.       JURISDICTION AND VENUE.  Each Debtor consents to the non-exclusive venue and jurisdiction of any Circuit Court of Dane County Civil Division in the State of Wisconsin or the state or federal courts of any county and state in which each Debtor resides and agrees that all actions, proceedings or other matters arising directly or indirectly hereunder may be initiated in such courts and expressly consents that any service of process may be made by personal service upon Debtor wherever Debtor can be located or by certified or registered mail directed to Debtor at Debtor’s address set forth herein to the full extent permitted by law.

19.        SEVERABILITY.  Whenever possible each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

20.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Debtor contained herein or made in writing by the Debtor in connection herewith are joint and several and shall continue and survive the execution and delivery of this Agreement.

21.        INDEMNITY AND EXPENSES.  The Debtors agree to indemnify the Lender from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees) (a) arising out of or resulting from this Agreement (including enforcement of this Agreement), (b) resulting from any delay in paying excise, sales or other taxes in connection with the Collateral, or (c) with respect to or resulting from any failure to comply with any requirement of law with respect to the Collateral, unless such claims, losses, liabilities and expenses are attributable to the willful misconduct of the Lender.  The Debtors will, upon demand, pay to the Lender, the amount of any and all expenses, including the reasonable and documented out-of-pocket expenses and disbursements of its counsel and of any experts and agents which the Lender may incur in connection with (i) the execution and delivery of this Agreement, (ii) any proposed amendment or modification of this Agreement, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon any of the Collateral, (iv) the exercise or enforcement of any of the rights of the Lender hereunder, or (v) failure of either Debtor to perform or observe any of the provisions hereof. Such indemnification obligations of the Debtors shall be joint and several.

22.      PRESERVATION OF COLLATERAL.  The Lender's sole and only duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession under Section 9-207 of the UCC, or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account.  Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect, or realize upon all or any part of the Collateral, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or otherwise.  The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as the Debtors may request in writing, but failure of the Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

23.        BINDING EFFECT.  This Agreement shall be binding upon each Debtor and its respective successors and assigns, and shall inure to the Lender and its successors and assigns.

24.        COUNTERPARTS.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf., tif. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. The Debtors agree to deliver “wet” original signatures of this Agreement upon the written request of the Lender.

25.         FINANCING STATEMENT.  The Debtors hereby agree that any financing statement filed by the Lender may indicate the Collateral as “all assets, whether now owned or hereinafter acquired,” of such Debtor, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC.  A carbon or photographic copy, or other reproduction, of this Agreement or of any financing statement prepared or filed with respect hereto is sufficient as a financing statement for all purposes.

26.         WAIVER OF JURY.  Each Debtor expressly waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement, or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any relationship existing in connection with this Agreement and agrees that any such action or proceeding shall be tried before a court and not before a jury.

27.         JUDICIAL REFERENCE.  IN THE EVENT THAT THE WAIVER OF JURY TRIAL SET FORTH ABOVE IN SECTION 26 IS NOT ENFORCEABLE, AN ACTION OR PROCEEDING IS FILED IN CALIFORNIA DESPITE THE PROVISIONS OF SECTION 18 HEREOF, AND EACH PARTY TO SUCH PROCEEDING DOES NOT SUBSEQUENTLY WAIVE IN AN EFFECTIVE MANNER UNDER APPLICABLE LAW ITS RIGHT TO A TRIAL BY JURY, THE PARTIES HERETO HEREBY ELECT TO PROCEED AS FOLLOWS:

(a)
WITH THE EXCEPTION OF THE ITEMS SPECIFIED IN SECTION 27(B) BELOW, ANY CONTROVERSY, DISPUTE OR CLAIM (EACH, A "CONTROVERSY") BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH OR RELATED TO THIS AGREEMENT, ANY DEALINGS OR COURSE OF CONDUCT BETWEEN THEM, OR ANY STATEMENTS (WRITTEN OR ORAL) OR OTHER ACTIONS OF EITHER PARTY WILL BE RESOLVED BY A REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 638, ET SEQ. OF THE CALIFORNIA CODE OF CIVIL PROCEDURE ("CCP"), OR THEIR SUCCESSOR SECTIONS, WHICH SHALL CONSTITUTE THE EXCLUSIVE REMEDY FOR THE RESOLUTION OF ANY CONTROVERSY, INCLUDING WHETHER THE CONTROVERSY IS SUBJECT TO THE REFERENCE PROCEEDING.  EXCEPT AS OTHERWISE PROVIDED ABOVE, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN ANY COURT IN WHICH VENUE IS APPROPRIATE UNDER APPLICABLE LAW (THE "COURT").

(b)
THE MATTERS THAT SHALL NOT BE SUBJECT TO A REFERENCE ARE THE FOLLOWING: (1) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS OR LIENS IN REAL OR PERSONAL PROPERTY; (2) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF); (3) APPOINTMENT OF A RECEIVER; AND (4) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS).  THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (1) AND (2) OR TO SEEK OR OPPOSE FROM A COURT OF COMPETENT JURISDICTION ANY OF THE ITEMS DESCRIBED IN CLAUSES (3) AND (4).  THE EXERCISE OF, OR OPPOSITION TO, ANY OF THOSE ITEMS DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PURSUANT TO THIS AGREEMENT.

(c)
THE REFEREE SHALL BE A RETIRED JUDGE OR JUSTICE SELECTED BY MUTUAL WRITTEN AGREEMENT OF THE PARTIES.  IF THE PARTIES DO NOT AGREE WITHIN 10 DAYS OF A WRITTEN REQUEST TO DO SO BY ANY PARTY, THEN, UPON REQUEST OF ANY PARTY, THE REFEREE SHALL BE SELECTED BY THE PRESIDING JUDGE OF THE COURT (OR HIS OR HER REPRESENTATIVE).  A REQUEST FOR APPOINTMENT OF A REFEREE MAY BE HEARD ON AN EX PARTE OR EXPEDITED BASIS, AND THE PARTIES AGREE THAT IRREPARABLE HARM WOULD RESULT IF EX PARTE RELIEF IS NOT GRANTED.

(d)
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING.  ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT THAT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AT ANY HEARING CONDUCTED BEFORE THE REFEREE, AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT.  THE PARTY MAKING SUCH A REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COURT REPORTER.  SUBJECT TO THE REFEREE'S POWER TO AWARD COSTS TO THE PREVAILING PARTY, THE PARTIES WILL EQUALLY SHARE THE COST OF THE REFEREE AND THE COURT REPORTER AT TRIAL.

(e)
THE REFEREE SHALL BE REQUIRED TO DETERMINE ALL ISSUES IN ACCORDANCE WITH EXISTING APPLICABLE CASE LAW AND STATUTORY LAW.  THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE COURT WILL BE APPLICABLE TO THE REFERENCE PROCEEDING.  THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF, ENTER EQUITABLE ORDERS THAT WILL BE BINDING ON THE PARTIES AND RULE ON ANY MOTION THAT WOULD BE AUTHORIZED IN A COURT PROCEEDING.  THE REFEREE SHALL ISSUE A DECISION IN THE FORM OF A REASONED STATEMENT AT THE CLOSE OF THE REFERENCE PROCEEDING WHICH DISPOSES OF ALL CLAIMS OF THE PARTIES THAT ARE THE SUBJECT OF THE REFERENCE.   PURSUANT TO CCP SECTION 644, SUCH DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT OR AN ORDER IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT AND ANY SUCH DECISION WILL BE FINAL, BINDING AND CONCLUSIVE.  THE PARTIES RESERVE THE RIGHT TO APPEAL FROM THE FINAL JUDGMENT OR ORDER OR FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE.  THE PARTIES RESERVE THE RIGHT TO FINDINGS OF FACT, CONCLUSIONS OF LAW, A WRITTEN STATEMENT OF DECISION, AND THE RIGHT TO MOVE FOR A NEW TRIAL OR A DIFFERENT JUDGMENT, WHICH NEW TRIAL, IF GRANTED, IS ALSO TO BE A REFERENCE PROCEEDING UNDER THIS PROVISION.

28.         CALIFORNIA SPECIFIC WAIVERS.  Each Debtor hereby:

(a)
Expressly waives any defenses or benefits that may be derived from California Civil Code Sections 2787 to 2855, inclusive, and 2899 and 3433, and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, and judicial decisions relating thereto.

(b)
Acknowledges its understanding that:  (A) Section 580d of the California Code of Civil Procedure generally prohibits a deficiency judgment against a borrower after a non-judicial foreclosure; (B) such Debtor’s subrogation rights may be destroyed by a non-judicial foreclosure under any mortgage (because such Debtor may not be able to pursue any other Debtor for a deficiency judgment by reason of the application of Section 580d of the California Code of Civil Procedure); and (C) under Union Bank v. Gradsky, 265 Cal. App. 2nd 40 (1968) and Cathay Bank v. Lee, 14 Cal.App.4th 1533 (1993), a lender may be estopped from pursuing a guarantor for a deficiency judgment after a non-judicial foreclosure (on the theory that a guarantor should be exonerated if a lender materially alters the original obligation of the principal without the consent of the guarantor or elects remedies for default which impair the subrogation, reimbursement or contribution rights of a “surety” or other co-obligor) absent an explicit waiver.

(c)
Expressly waives all rights and defenses arising out of an election of remedies by Lender, including any defense that might otherwise be available under Gradsky and Cathay Bank, supra, or Section 580d of the California Code of Civil Procedure (or any similar judicial decision or statute), even though that election of remedies, such as a nonjudicial foreclosure with respect to the security for the Obligations, has destroyed such Debtor’s rights of subrogation and reimbursement against any other Debtor by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(d)
Acknowledges that the provisions in this Section 28(d) which refer to certain sections of the California Civil Code and the California Code of Civil Procedure are included in this Agreement solely out of an abundance of caution and shall not be construed to mean that any of the above referenced provisions of California law are in any way applicable to this Agreement; notwithstanding such provisions, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin, as provided in Section 17 hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURES APPEAR ON FOLLOWING PAGE.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

DEBTOR:

WHITNEY AUTOMOTIVE GROUP, INC.

By:	/s/ David Meniane
Name: David Meniane
Title: Chief Executive Officer

GO FIDO, INC.

By:	/s/ David Meniane
Name: David Meniane
Title: Chief Executive Officer

AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS INC.

By:	/s/ David Meniane
Name: David Meniane
Title: Chief Executive Officer

LENDER:

FIRST BUSINESS SPECIALTY FINANCE, LLC

By:	/s/ Ryan Jahns
Name: Ryan Jahns
Title: Vice President – Account Executive II – Asset Based Lending

Signature Page to Security Agreement

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